[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
COLONIAL INCOME FUND  Annual Report
--------------------------------------------------------------------------------
December 31, 1999

President's Message

Dear Shareholder:

Most bonds turned in disappointing returns for the 12-month period ended December 31, 1999, coming under pressure from persistent inflation worries and rising interest rates. Unexpectedly strong U.S. economic growth, coupled with improving conditions in Japan, Europe and the emerging markets, prompted the Federal Reserve Board to raise interest rates as a preemptive measure against potential inflation. In response to rising rates, Treasury bond prices fell and yields, which move in the opposite direction, rose sharply. Rising interest rates also affected high-yield bonds, although they were cushioned somewhat by the overall strength of the economy and healthy corporate profitability.

Throughout the challenging months of 1999, Colonial Income Fund remained committed to its strategy of diversifying among a broad range of U.S. government, corporate and foreign bonds. By maintaining our focus, the Fund was able to benefit from the rebound of emerging market bonds and the relatively good performance of corporate bonds, but it was not able to sidestep the downturn of the U.S. Treasury and foreign government bond markets. While the Fund's short-term results reflected the bond markets' difficulties, its long-term record remained intact. The Fund has provided above-average returns for longer periods, such as three, five and ten years.(1) While past performance cannot predict future results, it is important to keep a long-term perspective when making investment decisions.

The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing Colonial Income Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
February 11, 2000

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Intermediate Investment Grade Debt Category was negative 1.31% for the 12 months ended December 31, 1999. The Fund's Class A shares were ranked in the third quartile for one year (187 out of 279), in the second quartile for three years (ranked 90 out of 192), in the first quartile for five years (ranked 23 out of 145) and in the first quartile for ten years (8 out of 33).

      Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------
Not FDIC   May Lose Value
Insured    No Bank Guarantee
--------------------------------

--------------------------------------------------------------------------------
Highlights
--------------------------------------------------------------------------------

o     1999 proved to be a difficult year for bonds.

      Stronger-than-expected economic growth, rebounding foreign economies and Y2K concerns put pressure on most types of bonds during 1999. In addition, rising interest rates caused bond prices to decline sending bond yields higher. Treasury securities were among the hardest hit, as the yield on the 30-year Treasury bond climbed to 6.47% at year end, compared to 5.19% at the beginning of 1999. European government bonds struggled as economies on that continent improved, triggering inflationary concerns and rising interest rates. Practically the only bright spots were the emerging market bonds, which rebounded as those regions stabilized and investor sentiment turned more favorable.

o     Corporate bonds outpaced government securities.

      A barrage of newly issued securities and rising interest rates put pressure on corporate bonds in the first half of 1999. However, the comparatively high levels of income they provided helped "cushion" corporate bonds against rising interest rates, and they outpaced Treasury and most foreign government bonds. Once supply abated in the final months of the year, corporate bonds rallied, furthering their lead over government securities.

o     Fund remained diversified.

      The Fund remained committed to its approach of broadly diversifying among U.S. government, corporate and foreign bond markets. This approach muted the Fund's relative returns during the past 12 months, although it has provided the Fund with above-average returns over longer periods of time by providing the flexibility to seek out the best opportunities and most attractive yields within the bond markets. At the end of 1999, our asset allocation was roughly 70% in corporate bonds, 15% in U.S. government and agency securities, 5% in foreign bonds and the remainder in a mix of preferred stocks and short-term investments.

                   Colonial Income Fund(1) vs. Index and Peers
                                1/1/99 - 12/31/99
                -------------------------------------------------
                        Colonial Income   (1.86)% CIF
                        Fund

                        Lipper Category   (1.31)% Lipper
                        Average

                        Lehman            (2.15)% Lehman

                                 Total Returns

(1)   Performance of Class A shares without sales charge.

      Past performance cannot predict future results. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. Neither the above Fund nor Lipper returns include sales charges. The Lehman Brothers Government/Corporate Bond Index (Lehman) is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

Net asset value per share
on 12/31/99

Class A                $5.98
----------------------------------
Class B                $5.98
----------------------------------
Class C                $5.98
----------------------------------

Distributions declared
per share from 1/1/99 - 12/31/99

Class A                $0.462
----------------------------------
Class B                $0.414
----------------------------------
Class C                $0.424
----------------------------------

SEC yields on 12/31/99

Class A                7.03%
----------------------------------
Class B                6.61%
----------------------------------
Class C                6.76%
----------------------------------

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 6.61% for Class C shares. Past performance cannot predict future results.

--------------------------------------------------------------------------------
Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Structure Breakdown
as of 12/31/99

Corporate Bonds          69.7%
----------------------------------
U.S. Gov't  & Agency
Bonds                    15.4%
----------------------------------
Preferred Stocks          5.5%
----------------------------------
Foreign Gov't Bonds       4.6%
----------------------------------
Cash Equivalents          3.0%
----------------------------------
Other                     1.8%
----------------------------------

Quality Breakdown
as of 12/31/99

AAA                      22.2%
----------------------------------
A                         8.4%
----------------------------------
BBB                      44.6%
----------------------------------
BB                        4.7%
----------------------------------
B and Below              12.9%
----------------------------------
Equity and Other          7.2%
----------------------------------

Quality and portfolio structure breakdowns are calculated as a percentage of net assets including short-term obligations. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and portfolio structure breakdowns in the future.

SOLD
--------------------------------------------------------------------------------

U.K. government securities

We sold some of the Fund's U.K. government holdings in mid-1999 in response to that country's improving economic outlook and potentially higher interest rates.

Bonds suffered amid inflationary worries, rising interest rates

Robust U.S. economic growth and rebounding foreign economies triggered higher worldwide interest rates and falling bond prices throughout 1999. As a result, the Fund's Class A shares posted a total return of negative 1.86%, without sales charge, for the 12 months ended December 31, 1999.

As happens from time to time with investing, what helped the Fund in one period hurt it in another. The Fund lagged its peers during 1999 due to its relatively light exposure to emerging markets bonds, which posted double-digit gains for the year after posting sizable losses during 1998.

Diversified strategy, neutral duration

We remained committed to our time-tested investment approach by maintaining a diversified portfolio. We allowed the Fund to pursue favorable yields from all three sectors while reducing the impact of a downturn in a particular sector.

Given the volatility of the bond market, we kept the Fund's interest rate sensitivity -- as measured by its duration -- in line with the bond market as a whole. Since it is extremely difficult to accurately predict the level of future interest rates with any consistency over time, we maintained a neutral duration stance and focused our efforts on identifying attractively priced securities that we believe offer good total return potential.

Corporate bonds outpaced governments

Corporate bonds (69.7% of net assets) came under pressure in the first half of 1999 as inflationary worries persisted and interest rates climbed. Furthermore, companies flooded the market with new bonds, worried that investors would curb buying in the fourth quarter of 1999 in response to Y2K fears. As supply abated in the final months of the year, prices of investment-grade and high-yield corporate bonds posted better returns.

Our investment-grade holdings in Tenneco and Occidental Petroleum performed particularly well when they were tendered (bought back by the companies) at a significant profit to the Fund. Some of our smaller holdings did not fare as well. The bonds of coal producer AEI Resources (0.5% of net assets) stumbled due to relatively warm winter weather and problems with shipping and transportation. Tokheim Corp. (0.1% of net assets), a maker of gasoline dispensing products, performed poorly in response to consolidation among oil companies.

--------------------------------------------------------------------------------
Portfolio Manager's Report (continued)
--------------------------------------------------------------------------------

Fund maintained holdings in U.S. government bonds

As a part of our diversified approach, we maintained holdings in U.S. Treasury bonds despite their disappointing performance in 1999. Eventually, we believe, the Treasury market should start to turn more favorable, and we do not want to be caught having to buy these securities when prices are moving higher.

Changes in foreign holdings

We modestly reduced our holdings in foreign government bonds during the year, largely because they offered few opportunities to lock in yields higher than U.S. Treasurys. In particular, we scaled back our holdings in U.K. government bonds, which had been some of the Fund's best performers in early 1999, as interest rates fell. By mid-year, however, we felt that the economy was gathering steam and that interest rates were poised to move higher. We moved some of the proceeds from our sales into Venezuela, Chile and other emerging markets, which accounted for approximately 4.1% of net assets as of December 31, 1999.

Outlook calls for better interest-rate backdrop

Given the strength of the U.S. economy, we would not rule out the possibility of more interest rate hikes in the months to come. Having said that, we think that inflation will remain in check as scattered inflationary pressures are offset by increased productivity, technological advances and cheap sources of labor around the world. Given this view, we believe the worst of the Treasury market's sell-off may be behind us. Against a more favorable interest-rate backdrop, we think corporate bonds, both investment-grade and high-yield bonds, are poised to do well. The corporate bond market did not fully recover in 1999 from the Russian debt crisis and near global market meltdown of 1998. Many of those fears now appear to have been overblown, so we expect better demand for corporate bonds in 2000. As for the foreign markets, we don't expect to find many compelling values as long as yields remain below those offered in the U.S.


/s/ Richard A. Stevens

Richard Stevens is portfolio manager of Colonial Income Fund and is a vice president of Colonial Management Associates, Inc. Mr. Stevens has managed or co-managed the Fund since September 1995.

An investment in the Fund offers attractive income and total return opportunities, but it also involves certain risks associated with the credit quality of lower-rated bonds. International investing may pose special risks due to currency fluctuations as well as political and social developments. The Fund's manager seeks to manage the risk through diversification and allocation limits.

BOUGHT
--------------------------------------------------------------------------------

Endesa Chile (1.4% of net assets) In early 1999, we added Endesa Chile, that country's largest power company. Endesa Chile was later acquired by the higher-rated Endesa Spain, which boosted the price of Endesa Chile.

Equistar Chemicals (2.0% of net assets), purchased in March 1999, is a leading producer of ethylene and its derivatives. These bonds fared well due to a better pricing environment.

HELD
--------------------------------------------------------------------------------

We held Charter Communications (0.4% of net assets), the fourth largest operator of cable television systems in the United States. Charter offers a full range of cable services and has begun to offer such services as digital cable television, interactive video programming and high-speed Internet access. Through its acquisition of multiple cable companies, Charter has also expanded its customer base.

In order to maintain a diversified approach, we held on to U.S. Treasury securities (14.9% of net assets), which we believe should benefit from slowing economic growth in late 2000.

--------------------------------------------------------------------------------
Fund Highlights                   Performance Information
--------------------------------------------------------------------------------

Performance of a $10,000 investment in all share classes 12/31/89 - 12/31/99

            Without    With
             Sales     Sales
            Charge    Charge
----------------------------------
Class A     $20,495   $19,522
----------------------------------
Class B     $19,365   $19,365
----------------------------------
Class C     $20,200   $20,200
----------------------------------

Performance of a $10,000 investment in Class A shares 12/31/89 - 12/31/99

                   With          Without
               sales charge   sales charge     Lehman
               ------------   ------------     ------
12/31/89         $10,000         $10,000      $10,000
12/31/99         $19,522         $20,495      $20,907


The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

Average Annual Total Returns as of 12/31/99

Share Class          A                        B                      C
Inception         12/1/69                  5/15/92                8/1/97
--------------------------------------------------------------------------------
              Without     With         Without    With        Without    With
              Sales       Sales        Sales      Sales       Sales      Sales
              Charge      Charge       Charge     Charge      Charge     Charge
--------------------------------------------------------------------------------
 1 year      (1.86)%     (6.53)%      (2.60)%    (7.16)%     (2.45)%    (3.36)%
--------------------------------------------------------------------------------
 5 years      7.52        6.48         6.72       6.41        7.21       7.21
--------------------------------------------------------------------------------
 10 years     7.44        6.92         6.83       6.83        7.28       7.28
--------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charges of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

--------------------------------------------------------------------------------
Investment Portfolio
--------------------------------------------------------------------------------
December 31, 1999
(In thousands)

Bonds & Notes - 89.7%                                 PAR           VALUE
--------------------------------------------------------------------------------

CORPORATE FIXED INCOME BONDS & NOTES - 68.7%
--------------------------------------------------------------------------------
CONSTRUCTION - 3.4%
Building Construction
Centex Corp.,
   7.375% 06/01/05                                $ 2,100        $  2,001
Pulte Corp.,
   8.375% 08/15/04                                  3,000           2,973
                                                                  -------
                                                                    4,974
                                                                  -------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 4.3%
Depository Institutions - 0.4%
Sovereign Bancorp, Inc.,
   10.500% 11/15/06                                   500             508
                                                                  -------
Financial Services - 2.0%
Petroleos De Venezuela SA
Series 1999 I,
   9.750% 02/15/10 (a)                              3,000           2,873
                                                                  -------
Insurance Carriers - 1.9%
Jefferson-Pilot Capital Trust,
   8.285% 03/01/46                                  3,000           2,813
                                                                  -------
--------------------------------------------------------------------------------
MANUFACTURING - 12.7%
Chemicals & Allied Products - 4.7%
Equistar Chemicals, L.P.,
   8.750% 02/15/09                                  3,000           2,964
Lockheed Martin Corp.,
   8.200% 12/01/09                                  3,000           2,988
Texas Petrochemical Corp.,
   11.125% 07/01/06                                 1,005             874
                                                                  -------
                                                                    6,826
                                                                  -------
Machinery & Computer Equipment - 0.9%
IMO Industries, Inc.,
   11.750% 05/01/06                                   425             425
Seagate Technology, Inc.,
   7.125% 03/01/04                                  1,000             928
                                                                  -------
                                                                    1,353
                                                                  -------
Measuring & Analyzing Instruments - 0.9%
Boston Scientific Corp.,
   6.625% 03/15/05                                  1,500           1,378
                                                                  -------
Miscellaneous Manufacturing - 0.1%
Tokheim Corp.,
   11.375% 08/01/08                                   185             126
                                                                  -------
Paper Products - 0.7%
Abitibi-Consolidated, Inc.,
   7.875% 08/01/09                                  1,000             963
                                                                  -------
Petroleum Refining - 4.8%
USX Corp.,
   9.375% 02/15/12                                  2,700           2,985
Valero Energy Corp.,
   7.375% 03/15/06                                  3,000           2,854
YPF Sociedad Anonima,
   7.000% 10/26/02(b)                               1,112           1,094
                                                                  -------
                                                                    6,933
                                                                  -------
Transportation Equipment - 0.6%
Dura Operating Corp.,
   9.000% 05/01/09                                  1,000             942
                                                                  -------
--------------------------------------------------------------------------------
MINING & ENERGY - 4.6%
Coal Mining - 0.5%
AEI Resources, Inc.,
   10.500% 12/15/05 (a)                             1,000             750
                                                                  -------
Crude Petroleum & Natural Gas - 1.3%
Union Pacific Resources Group, Inc.,
   7.300% 04/15/09                                  2,000           1,916
                                                                  -------
Metal Mining - 2.1%
Noranda, Inc.,
   8.125% 06/15/04                                  3,000           3,002
                                                                  -------
Oil & Gas Field Services - 0.7%
R&B Falcon Corp.,
   9.500% 12/15/08                                  1,000           1,000
                                                                  -------
--------------------------------------------------------------------------------
RETAIL TRADE - 5.7%
General Merchandise Stores - 3.5%
Kmart Corp.,
   8.375% 12/01/04                                  1,000             989
ShopKo Stores, Inc.,
   9.000% 11/15/04                                  4,000           4,144
                                                                  -------
                                                                    5,133
                                                                  -------
Miscellaneous Retail - 2.2%
Discover Credit,
   9.070% 03/16/12                                  3,000           3,185
                                                                  -------
--------------------------------------------------------------------------------
SERVICES - 5.4%
Amusement & Recreation - 2.6%
Boyd Gaming Corp.,
   9.500% 07/15/07                                  1,000             990
Circus Circus Enterprises, Inc.,
   6.450% 02/01/06                                  2,000           1,765
Mohegan Tribal Gaming Authority,
   8.750% 01/01/09                                  1,000             993
                                                                  -------
                                                                    3,748
                                                                  -------
Business Services - 0.7%
PSINet, Inc.,
   10.000% 02/15/05                                 1,000             990
                                                                  -------
Hotels, Camps & Lodging - 0.7%
Jupiters Ltd.,
   8.500% 03/01/06                                  1,000             960
                                                                  -------
Other Services - 1.4%
ERAC USA Finance Co.
   9.125% 12/15/04                                  2,000           2,100
                                                                  -------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
GAS & SANITARY SERVICES - 32.6%
Air Transportation - 7.0%
AMR Corp.,
   9.000% 08/01/12                                  3,000           3,115
Delta Air Lines, Inc.,
   10.375% 02/01/11                                 3,000           3,388

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
December 31, 1999
(In thousands)

                                                      PAR           VALUE
--------------------------------------------------------------------------------

CORPORATE FIXED INCOME BONDS & NOTES (continued)
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
GAS & SANITARY SERVICES (continued)
Air Transportation (continued)
Federal Express Corp.,
   9.650% 06/15/12                               $  2,500        $  2,760
U.S. Air, Inc.,
   10.375% 03/01/13                                 1,000             962
                                                                  -------
                                                                   10,225
                                                                  -------
Broadcasting - 6.8%
CBS Corp.,
   (formerly Westinghouse Electric Corp.)
   8.625% 08/01/12                                  3,000           3,126
Fox Family Worldwide, Inc.,
   9.250% 11/01/07                                    500             465
Liberty Media Group.,
   7.875% 07/15/09                                  3,000           2,982
News America Holding Corp.,
   9.250% 02/01/13                                  3,000           3,258
                                                                  -------
                                                                    9,831
                                                                  -------
Cable - 3.9%
Adelphia Communications Corp.,
   10.500% 07/15/04                                 1,000           1,035
Charter Communications Holding L.L.C.,
   stepped coupon, (9.920% 01/01/04)                1,000             586
   (c) 04/01/11
EchoStar DBS Corp.,
   9.250% 02/01/06                                  1,500           1,511
Lenfest Communications, Inc.,
   8.375% 11/01/05                                  1,400           1,428
NTL, Inc.,
   10.000% 02/15/07                                 1,000           1,038
                                                                  -------
                                                                    5,598
                                                                  -------
Communications - 2.6%
MetroNet Communications Corp.,
   stepped coupon, (9.950% 06/01/03)                3,000           2,408
   (c) 06/15/08
Metrocall, Inc.,
   11.000% 09/15/08                                   500             315
Verio, Inc.,
   11.250% 12/01/08                                 1,000           1,050
                                                                  -------
                                                                    3,773
                                                                  -------
Electric Services - 1.4%
Endesa-Chile Overseas Co.,
   8.500% 04/01/09                                  2,000           1,984
                                                                  -------
Gas Services - 2.3%
Coastal Corp.,
   9.625% 05/15/12                                  3,000           3,341
                                                                  -------
Telecommunication - 6.9%
Global Crossing Holding Ltd.,
   9.125% 11/15/06                                  1,000             989
Metromedia Fiber Network, Inc.,
   10.000% 11/15/08                                 1,000           1,025
Nextel Communications, Inc.,
   stepped coupon, (10.000% 10/31/02)               1,000             723
   (c) 10/31/07
RCN Corp.,
   10.000% 10/15/07                                 1,125           1,122
Sprint Spectrum L.P.,
   stepped coupon, (12.500% 08/15/01)
   (c) 08/15/06                                     3,020           2,816
Tele-Communications, Inc.,
   9.800% 02/01/12                                  2,000           2,344
Williams Communications Group, Inc.,
   10.700% 10/01/07                                 1,000           1,048
                                                                  -------
                                                                   10,067
                                                                  -------
Transportation Services - 1.7%
Stagecoach Holdings PLC,
   8.625% 11/15/09                                  2,500           2,488
                                                                  -------
TOTAL CORPORATE FIXED INCOME
BONDS & NOTES
   (cost of  $104,055)                                             99,780
                                                                  -------

US Government & Agency Obligations - 15.4%
--------------------------------------------------------------------------------

Federal National Mortgage Association,
   9.000% 2019-2020                                   273             285
                                                                  -------
Government National Mortgage Association:
   10.000% 2017-2019                                   23              24
   10.500% 2016-2020                                  198             216
   11.500% 2013                                        43              48
   12.500% 2010-2013                                  121             137
   13.000% 2011                                         6               7
   14.000% 2011                                         5               5
                                                                  -------
                                                                      437
                                                                  -------
U.S. Treasury Bonds:
   8.750% 05/15/17                                  5,000           5,972
   10.750% 08/15/05                                 4,000           4,771
U.S. Treasury Note,
   10.375% 11/15/12 (d)                             9,000          10,941
                                                                  -------
                                                                   21,684
                                                                  -------
TOTAL US GOVERNMENT &
AGENCY OBLIGATIONS
   (cost of $24,280)                                               22,406
                                                                  -------

Foreign Government &
Agency Obligations - 4.6% CURRENCY
--------------------------------------------------------------------------------

Government of New Zealand,
   10.000% 03/15/02                   NZ            3,500           1,957
Hellenic Republic,
   8.900% 03/21/04                    GD          275,000             914
Republic of Brazil,
   14.500% 10/15/09 (e)                               250             276

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
December 31, 1999
(In thousands)

                                                      PAR           VALUE
--------------------------------------------------------------------------------

United Kingdom Treasury:
   10.000% 02/26/01                   KB            1,000           1,680
   10.000% 09/08/03                   KB            1,000           1,805
                                                                  -------
TOTAL FOREIGN GOVERNMENT
& AGENCY OBLIGATIONS
   (cost of $9,068)                                              $  6,632
                                                                  -------

CORPORATE CONVERTIBLE BONDS - 1.0%
--------------------------------------------------------------------------------
MINING & ENERGY - 1.0%
Oil & Gas Extraction
HS Resources Inc.,
   9.250% 11/15/06
   (cost of $1,536)                              $  1,500           1,485
                                                                  -------
TOTAL BONDS & NOTES
   (cost of $138,939)                                             130,303
                                                                  -------

Preferred Stocks - 5.5%                           SHARES
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS
& SANITARY SERVICES - 5.5%
Cable - 0.8%
CSC Holdings Ltd.,                                  11              1,253
   11.250% PIK
Electric Services - 4.6%
Appalachian Power Co.,
   Series 8.250%                                    80              1,750
ComEd Finance I,
   Series 8.480%                                    78              1,726
HL&P Capital Trust I,
   Series 8.125%                                    70              1,470
TU Electric Capital,
TOPRS, 8.250%                                       80              1,740
                                                                  -------
                                                                    6,686
                                                                  -------
TOTAL PREFERRED STOCKS
   (cost of $9,165)                                                 7,939
                                                                  -------

Warrants (f) - 0.0%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
Telecommunication
   American Telecasting, Inc. (g)
   (cost of $30)                                    1                 (h)
                                                                  -------
TOTAL INVESTMENTS
   (cost of $148,134) (i)                                         138,242
                                                                  -------

Short-Term Obligations - 3.0%                      PAR
--------------------------------------------------------------------------------

Repurchase Agreement with SBC
Warburg Ltd., dated 12/31/99, due
01/03/00 at 2.500%, collateralized by
U.S. Treasury bonds and/or notes with
various maturities to 2021, market value
$4,504 (repurchase proceeds $4,414)              $  4,413           4,413
                                                                  -------

                                                                    VALUE
--------------------------------------------------------------------------------

Forward Currency Contracts - (j)                                 $     37
--------------------------------------------------------------------------------
Other Assets & Liabilities - 1.8%                                   2,581
--------------------------------------------------------------------------------

Net Assets - 100.0%                                              $145,273
                                                                  =======

Notes to Investment Portfolio:

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $3,623 or 2.5% of net assets.
(b)   This is an Argentinean security. Par amount is stated in U.S. dollars.
(c) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d) This security, or a portion thereof, with a total market value of $5,592 is being used to collateralize foreign currency exchange contracts indicated in note (i) below.
(e)   This is a Brazilian security. Par amount is stated in U.S. dollars.
(f)   Non income producing.
(g) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(h)   Rounds to less than one.
(i)   Cost for federal income tax purposes is the same.
(j) As of December 31, 1999, the Fund had entered into the following forward currency exchange contracts:

                                                          Net Unrealized
                                                           Appreciation
    Contracts         In Exchange        Settlement       (Depreciation)
   to Deliver             For               Date              (U.S.$)
  ------------       -------------       ----------      ----------------
  KB     2,130       US$     3,502        02/07/00            $     60
  NZ     2,850       US$     1,471        02/09/00                 (23)
                                                         ----------------
                                                              $     37
                                                         ----------------

Summary of  Securities
by  Country                    Country             Value    % of Total
-------------------------------------------------------------------------
United States                                 $  130,516          94.4
United Kingdom                   UK                3,485           2.5
New Zealand                      NZ                1,957           1.4
Argentina                        Ar                1,094           0.8
Greece                           Gr                  914           0.7
Brazil                           Bz                  276           0.2
                                            -------------  --------------
                                              $  138,242         100.0
                                            -------------  --------------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                  Acronym                       Name
                  -------                       ----
                    GD                     Greek Drachmas
                    KB                     British Pounds
                    NZ                   New Zealand Dollar

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1999
(In thousands except for per share amounts and footnotes)

Assets
Investments at value (cost $148,134)                      $138,242
Short-term obligations                                       4,413
                                                           -------
                                                           142,655
Cash                                        $     36
Unrealized appreciation on forward
   currency contracts                             60
Receivable for:
   Interest                                    2,760
   Fund shares sold                              171
Other                                             10         3,037
                                             -------       -------
      Total Assets                                         145,692
Liabilities
Unrealized depreciation on forward
   currency contracts                             23
Payable for:
   Fund shares repurchased                       324
Accrued:
   Deferred Trustees fees                          5
Other                                             67
                                             -------
      Total Liabilities                                        419
                                                           -------
Net Assets                                                $145,273
                                                           =======
Class A
Net asset value & redemption price per share
      ($103,011/17,225)                                   $ 5.98(a)
                                                           =======
Maximum offering price per share
      ($5.98/0.9525)                                      $ 6.28(b)
                                                           =======
Class B
Net asset value & offering price per share
      ($39,532/6,611)                                     $ 5.98(a)
                                                           =======
Class C
Net asset value & offering price per share
      ($2,730/457)                                        $ 5.98(a)
                                                           =======

Composition of Net Assets
Capital paid in                                           $158,723
Undistributed net investment income                             57
Accumulated net realized loss                               (3,650)
Net unrealized appreciation (depreciation) on:
  Investments                                               (9,892)
  Foreign currency transactions                                 35
                                                           -------
                                                          $145,273
                                                           =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
Year Ended December 31, 1999
(In thousands)

Investment Income
Interest                                                  $ 12,017
Dividends                                                      854
                                                           -------
   Total Investment Income                                  12,871

Expenses
Management fee                              $    778
Service fee                                      388
Distribution fee - Class B                       308
Distribution fee - Class C                        24
Transfer agent fee                               348
Bookkeeping fee                                   64
Trustees fee                                      13
Custodian fee                                      9
Audit fee                                         51
Legal fee                                          7
Registration fee                                  41
Reports to shareholders                           31
Other                                             26
                                             -------
Total expenses                                 2,088
Fees waived by the
   Distributor - Class C                          (5)        2,083
                                             -------       -------
       Net Investment Income                                10,788
                                                           -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO
POSITIONS
Net realized gain (loss) on:
 Investments                                  (2,712)
 Foreign currency transactions                   205
                                             -------
      Net Realized Loss                                     (2,507)
Net change in unrealized appreciation/depreciation
  during the period on:
 Investments                                 (11,481)
 Foreign currency transactions                   (66)
                                             -------
     Net Change in Unrealized                              (11,547)
                                                           -------
          Appreciation/Depreciation Net Loss               (14,054)
                                                           -------
Decrease in Net Assets from Operations                    $ (3,266)
                                                           =======

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
(In thousands)

                                                        Years Ended December 31
                                                      --------------------------
Increase (Decrease) in Net Assets                        1999            1998
--------------------------------------------------------------------------------
Operations:
Net investment income                                 $  10,788       $  10,990
Net realized gain (loss)                                 (2,507)          2,097
Net change in unrealized
   appreciation/depreciation                            (11,547)         (1,180)
                                                       --------        --------
Net Increase (Decrease) from Operations                  (3,266)         11,907
Distributions:
From net investment income -- Class A                    (8,130)         (8,233)
In excess of net investment income
  -- Class A                                                (59)             --
From net investment income -- Class B                    (2,693)         (2,303)
In excess of net investment income
  -- Class B                                                (19)             --
From net investment income -- Class C                      (213)            (65)
In excess of net investment income
  -- Class C                                                 (1)             --
                                                       --------        --------
                                                        (14,381)          1,306
                                                       --------        --------
Fund Share Transactions:
Receipts for shares sold -- Class A                      12,620          13,276
Value of distributions reinvested
  -- Class A                                              4,558           4,412
Cost of shares repurchased -- Class A                   (22,909)        (19,999)
                                                       --------        --------
                                                         (5,731)         (2,311)
                                                       --------        --------
Receipts for shares sold -- Class B                      11,848          12,139
Value of distributions reinvested
  -- Class B                                              1,610           1,309
Cost of shares repurchased -- Class B                   (10,940)         (9,069)
                                                       --------        --------
                                                         (2,518)          4,379
                                                       --------        --------
Receipts for shares sold -- Class C                       4,638           4,795
Value of distributions reinvested
  -- Class C                                                168              53
Cost of shares repurchased -- Class C                    (4,391)         (2,474)
                                                       --------        --------
                                                            415           2,374
                                                       --------        --------
Net Increase (Decrease) from
   Fund Share Transactions                               (2,798)          4,442
                                                       --------        --------
Total Increase (Decrease)                               (17,179)          5,748

Net Assets
Beginning of period                                     162,452         156,704
                                                       --------        --------
End of period (including undistributed
   net investment income of
   $57 and $247, respectively)                        $ 145,273       $ 162,452
                                                       ========        ========

                                                        Years Ended December 31
                                                      --------------------------
                                                          1999            1998
--------------------------------------------------------------------------------
Number of Fund Shares
Sold -- Class A                                           2,017           2,033
Issued for distributions reinvested
  -- Class A                                                730             676
Repurchased -- Class A                                   (3,667)         (3,063)
                                                       --------        --------
                                                           (920)           (354)
                                                       --------        --------
Sold -- Class B                                           1,879           1,859
Issued for distributions reinvested
  -- Class B                                                258             201
Repurchased -- Class B                                   (1,752)         (1,388)
                                                       --------        --------
                                                            385             672
                                                       --------        --------
Sold -- Class C                                             729             735
Issued for distributions reinvested
  -- Class C                                                 27               8
Repurchased -- Class C                                     (699)           (380)
                                                       --------        --------
                                                             57             363
                                                       --------        --------

See notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
December 31, 1999

Note 1. Accounting Policies

Organization:

Colonial Income Fund (the Fund), a series of Liberty Funds Trust I, formerly Colonial Trust I, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights:

All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Distributions to shareholders:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions:

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

Forward currency contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
December 31, 1999

to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee:

Colonial Management Associates, Inc. (the Advisor), is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets.

Bookkeeping fee:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent fee:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.17% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees:

Liberty Funds Distributor, Inc. (the Distributor) a subsidiary of the
Advisor, is the Fund's principal underwriter. For the year ended December 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $311,613 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $196, $116,861, and $12,414 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares. The Distributor has agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

Investment activity:

During the year ended December 31, 1999, purchases and sales of investments, other than short-term obligations, were $151,003,113, and $152,097,106, respectively, of which $31,416,641, and $40,730,250, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:


     Gross unrealized appreciation       $    313,210)

     Gross unrealized depreciation        (10,205,164)
                                         ------------
         Net unrealized depreciation     $ (9,891,954)
                                         ============

Capital loss carryforwards:

At December 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                      Year of             Capital Loss
                    Expiration            Carryforward
                    ----------            ------------
                       2002                $1,007,000
                       2007                 1,857,000
                                           ----------
                                           $2,864,000
                                           ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
December 31, 1999

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1999

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                             Year ended December 31, 1999
                                                    ----------------------------------------------------
                                                     Class A          Class B         Class C
--------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period               $  6.560         $  6.560        $   6.560
                                                    --------         --------        ---------
Income from Investment Operations:
Net investment income  (a)                             0.449            0.401            0.411 (b)
Net realized and unrealized loss                      (0.567)          (0.567)          (0.567)
                                                    --------         --------        ---------
     Total from Investment Operations                 (0.118)          (0.166)          (0.156)
                                                    --------         --------        ---------
Less Distributions Declared to Shareholders:
From net investment income                            (0.459)          (0.411)          (0.421)
In excess of net investment income                    (0.003)          (0.003)          (0.003)
                                                    --------         --------        ---------
     Total Distributions Declared to Shareholders     (0.462)          (0.414)          (0.424)
                                                    --------         --------        ---------
Net asset value - End of period                     $  5.980         $  5.980        $   5.980
                                                    --------         --------        ---------
Total return (c)                                       (1.86)%          (2.60)%          (2.45)% (d)
                                                    --------         --------        ---------
Ratios to Average Net Assets
Expenses (e)                                            1.13%            1.88%            1.73% (b)
Net investment income (e)                               7.15%            6.40%            6.55% (b)
Portfolio turnover                                       102%             102%             102%
Net assets at end of period (000)                   $103,011         $ 39,532        $   2,730

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.009 per share and 0.15%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                            Years ended December 31
                                               -------------------------------------------------------------------------------------
                                                              1998                                          1997
                                               ----------------------------------       --------------------------------------------
                                                Class A      Class B      Class C        Class A      Class B      Class C (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period          $  6.500     $  6.500     $  6.500       $  6.410     $  6.410     $   6.530
                                               --------     --------     --------       --------     --------     ---------
Income from Investment Operations:
Net investment income                             0.455        0.405        0.415 (b)      0.439        0.391         0.171 (b)
Net realized and unrealized gain (loss)           0.057        0.057        0.057          0.095        0.095        (0.032) (c)
                                               --------     --------     --------       --------     --------     ---------
     Total from Investment Operations             0.512        0.462        0.472          0.534        0.486         0.139
                                               --------     --------     --------       --------     --------     ---------
Less Distributions Declared to Shareholders:
From net investment income                       (0.452)      (0.402)      (0.412)        (0.444)      (0.396)       (0.169)
                                               --------     --------     --------       --------     --------     ---------
Net asset value - End of period                $  6.560     $  6.560     $  6.560       $  6.500     $  6.500     $   6.500
                                               --------     --------     --------       --------     --------     ---------
Total return (d)                                   8.13%        7.32%        7.48% (e)      8.67%        7.87%         2.17% (e)(f)
                                               --------     --------     --------       --------     --------     ---------
Ratios to Average Net Assets
Expenses (g)                                       1.09%        1.84%        1.69% (b)      1.11%        1.86%         1.71% (b)(h)
Net investment income (g)                          7.16%        6.41%        6.56% (b)      6.98%        6.23%         6.35% (b)(h)
Portfolio turnover                                  161%         161%         161%           281%         281%          281%
Net assets at end of period (000)              $119,002     $ 40,828     $  2,622       $120,336     $ 36,128     $     240

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) 1998 information is net of fees waived by the Distributor which amounted to $0.010 per share and 0.15%. 1997 information is net of fees waived by the Distributor which amounted to $0.004 per share and 0.15% (annualized).
(c) The amount shown for a share oustanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f)   Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                 Years ended December 31
                                                          1996                             1995
                                               -------------------------        -----------------------------
                                                Class A          Class B         Class A          Class B
-------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period          $  6.640         $  6.640        $  5.950         $  5.950
                                               --------         --------        --------         --------
Income from Investment Operations
Net investment income                             0.460            0.412           0.472            0.425
Net realized and unrealized gain (loss)          (0.240)          (0.240)          0.698            0.698
                                               --------         --------        --------         --------
     Total from Investment Operations             0.220            0.172           1.170            1.123
                                               --------         --------        --------         --------
Less Distributions Declared to Shareholders:
From net investment income                       (0.450)          (0.402)         (0.480)          (0.433)
                                               --------         --------        --------         --------
Net asset value - End of period                $  6.410         $  6.410        $  6.640         $  6.640
                                               --------         --------        --------         --------
Total return (a)                                   3.59%            2.82%          20.30%           19.42%
                                               --------         --------        --------         --------
Ratios to Average Net Assets
Expenses (b)                                       1.10%            1.85%           1.09%            1.84%
Net investment income (b)                          7.12%            6.37%           7.45%            6.70%
Portfolio turnover                                  253%             253%             85%              85%
Net assets at end of period (000)              $129,681         $ 35,770        $143,834         $ 38,203

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Liberty Funds Trust I and the Shareholders of Colonial Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Income Fund (the "Fund") (a series of Liberty Funds Trust I, formerly Colonial Trust I) at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent
--------------------------------------------------------------------------------

Tom Bleasdale

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John V. Carberry

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

Lora S. Collins

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Thomas E. Stitzel

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Robert L. Sullivan

Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Anne-Lee Verville

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)
--------------------------------------------------------------------------------

Important Information About This Report

The Transfer Agent for Colonial Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

                                    LIBERTY
--------------------------------------------------------------------------------
                                       FUNDS

ALL-STAR             Institutional money management approach for individual
                     investors.
--------------------------------------------------------------------------------
COLONIAL             Fixed income and value style equity investing.
--------------------------------------------------------------------------------
CRABBE               A contrarian approach to fixed income and equity investing.
HUSON
--------------------------------------------------------------------------------
NEWPORT              A leader in international investing(SM)
--------------------------------------------------------------------------------
STEIN ROE            Innovative solutions for growth and income investing.
ADVISOR
--------------------------------------------------------------------------------
KEYPORT              A leading provider of innovative annuity products.
--------------------------------------------------------------------------------

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
COLONIAL INCOME FUND          Annual Report
--------------------------------------------------------------------------------

[LOGO] LIBERTY
       --------
          FUNDS

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

                                                                   -------------
                                                                     BULK RATE
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                   -------------

Liberty Funds Distributor, Inc. (C)2000
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

                                                  717-02/225A-0100 (2/00) 00/113